EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (THE "Agreement") is made as of June 26, 2001, by and between CRITICARE SYSTEMS, INC., a Delaware corporation (the "Company"), and EMIL H. SOIKA ("Employee").

                                    RECITALS

     A. Employee is currently employed by the Company as its President and CEO.

     B. The Company desires to make certain agreements with Employee in order to induce Employee to remain in such employ and in exchange for Employee's covenants herein.

     C. The parties desire to evidence their agreement as to the terms of the Company's employment of Employee.

                                    AGREEMENT

In consideration of the foregoing recitals and mutual covenants contained herein, the parties hereby agree as follows:

     1. Employment. The Company hereby continues its employment of Employee as the Company's President and CEO, and Employee hereby accepts such employment. Subject to the provisions of this agreement.

     2. Duties and authority. Employee shall be employed as the Company's President and CEO. Employee shall have such duties and authority as are customary for the President and CEO of a publicly-held corporation with similar authority as the Company's Board of Directors may from time to time reasonably assign Employee consistent with the foregoing and the other provisions of this Agreement. Employee agrees to devote his entire business time, energy and skills to such employment.

     3. Compensation and Benefits. Employee shall be entitled to the following compensation and benefits for services rendered to the Company:

          (a) Compensation. Employee shall receive an annual base salary of $180,000 payable in equal installments twice a month. Employee's base salary shall be reviewed annually within 30 days prior to the end of each fiscal year.

          (b) Bonus Plan. Employee shall be eligible to receive a bonus annually, based on Employee's and the Company's financial performance, in the discretion of the Board of Directors.


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          (c)  Expense  Reimbursements. The Company shall reimburse Employee for actual out-of-pocket-costs incurred for reasonable business expenses, other than automobile expenses (which are covered in Section 3(d) in accordance with the policies and procedures of the Company in effect from time to time).

          (d) Automobile Allowance. Employee shall receive a Company car or car allowance subject to Company policies in effect from time to time with respect to reimbursement for personal use.

          (e) Vacations. Employee shall be entitled to paid vacations of not more than four weeks each calendar year, which may be taken in Employee's discretion; provided, however, that such vacation shall not unreasonably interfere with the Company's needs at such time. Unused vacation time for a calendar year shall not be carried over from one year to the next.

          (f) Health Insurance. Employee shall be entitled to family health insurance coverage under the Company's group plan on a premium-sharing basis then in effect.

          (g) Disability Insurance. Employee shall be entitled to participate in the Company's group life insurance and disability insurance in effect from time to time.

          (h)  Severance  Pay.

               (i) This agreement may be terminated by the Company at any time for Cause (hereinafter defined), and in such event Employee shall not be entitled to receive any further compensation. For purposes of this Agreement, the term "Cause" shall mean acts of fraud, repeated material misconduct or intentional dishonesty by Employee in the course of Employee's employment with the Company, or the commission of a felony.

               (ii) In the event that Employee voluntarily terminates Employee's employment by the Company, Employee shall not be entitled to receive any further compensation; provided, however, that if such voluntary termination occurs at any time after a change of control (as hereinafter defined), Employee shall be entitled to receive severance benefits for a period of thirty months after the date of termination, consisting of the following:

                    A.   Employee's  base  salary,

                    B. The amount which the Company pays for group health insurance benefits with respect to such Employee and his family and the continuation of Employee's Company provided life insurance or equivalent coverage,

                    C. Transfer ownership of the company car free and clear to the Employee at the end of the lease period and the company paying the residual.

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

                    D. The payment of Employee's real estate broker's commissions (not to exceed 6% of the sales price) arising from the sale of Employee's Wisconsin residence and of Employee's professional packing and moving van expenses associated with Employee's moving from his Wisconsin residence to any location within the continental United States of America.

               (iii) Notwithstanding anything to the contrary herein, Employee's employment hereunder may be terminated by the Company without Cause at any time either prior to or after a "Change in Control" (as hereinafter defined), however, in such event, Company shall pay Employee for a period of thirty months after the date of termination as severance benefits consisting of the following:

                    A.   Employee's  base  salary,

                    B. The amount which the Company pays for group health insurance benefits with respect to such Employee and his family and the continuation of Employee's Company provided life insurance or equivalent coverage,

                    C. Transfer ownership of the company car free and clear to the Employee at the end of the lease period and the company paying the residual.

                    D. The payment of Employee's real estate broker's commissions (not to exceed 6% of the sales price) arising from the sale of Employee's Wisconsin residence and of Employee's professional packing and moving van expenses associated with Employee's moving from his Wisconsin residence to any location within the continental United States of America.

A termination without cause shall be deemed to have occurred if Company, without Employee's consent, materially reduces Employee's responsibilities, reduces Employee's salary or requires Employee to relocate or transfer to a site further than thirty miles from Employee's current place of employment.

     The term "Change in Control" shall mean a sale, assignment or exchange of more than 51% of the voting stock outstanding immediately after such sale or the sale, assignment or exchange of substantially all of the assets of the company. The date of the Change of Control shall mean the date upon which a sale is closed, or in a series of transactions, the date upon which beneficial ownership of the voting stock or assets is transferred.

     All amounts payable to Employee under this Section 3 shall be paid in normal payroll installments on normal payroll dates less all-applicable withholding. Except as otherwise provided in this Section 3, as of the effective dare of termination, all obligations of the Company to pay Employee compensation shall terminate and the Company shall have no further obligation to Employee after date of termination.


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
     4.   Options.

          (i) Employee shall be entitled to receive stock options exercisable for four hundred thousand shares of common stock of the company according to a vesting schedule consistent with the companies stock option program.

          (ii) In the event employee is terminated without Cause or in the event of a Change in Control of the Company as those terms are defined in the Agreement, stock options held by Employee shall become immediately exercisable without regard to vesting and/or applicable benchmarks unless the agreement governing the exercise of such options contains provisions expressly to the contrary. In the event of a sale or an exchange of assets or stock anticipated to constitute a Change of Control, the Company agrees that it shall make provisions for the conversion or exchange of shares to be received upon the exercise of such options for the consideration to be received by stockholders of the Company generally; provided, however, that Employee may be required to provide to the Company an irrevocable notice of exercise a reasonable period of time prior to the actual closing date to facilitate such exchange.

     5. Confidentiality. Employee covenants that he shall at all times keep confidential the Company's financial statements and other financial information, except to the extent (a) disclosure of financial information (but not financial statements) is incidental to the performance of his duties for the Company, (b) disclosure is required by applicable law, or (c) the Company's Board of Directors authorizes disclosure.

     6.   Restrictive  Covenant.

          (a)  As  used  in  this  Section  6,  the following definitions apply:

          "Products" mean vital signs medical monitoring equipment primarily marketed for use in hospital and alternate care medical facilities.

          "Protected  territory"  means  the  United  States  of  America.

               (i) Important and essential assets of the Company's business are the identity of the Company's customers for its Products in the Protected Territory and the identity of relationships in its distributor network for its Products in the Protected Territory and their goodwill toward the Company relating to the marketing and distribution of the Company's Products in the Protected Territory, and

               (ii) The  company through Employee has expended substantial time, money and effort in acquiring its customers and distribution network for its Products in the Protected Territory, and the business and goodwill which the Company enjoys are dependent to a high degree upon their personal relationships with Employee;


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               (iii)  Selling  and  servicing  the  Company's  Products  in  the
                    Protected Territory Requires special skills and Knowledge which are valuable assets of the Company.

          (b) Employee expressly agrees that during the term of this Agreement and for a period of twelve months after Employee's termination of employment:

               (i) The Employee will not disclose information deemed proprietary to the company, not in the public domain, which includes, but not limited to, product development, marketing programs, sales data, sales organizations and financial information.

               (ii) Employee  will  not solicit Employees of the Company for the purpose of encouraging such persons to leave or terminate their relationship with the company.

          (c) Employee further expressly agrees that at no time during the term of this agreement will he engage in or have a financial interest in any business which is offering, selling, supplying, manufacturing, or servicing Products which are competitive with any Products offered, sold or supplied by the Company to any person, firm, partnership, corporation, or other entity.

          (d) Employee further agrees that the remedy at law for any breach for any of the provisions of this section will be inadequate and that the Company, its successors or assigns shall be entitled to injunctive relief in addition to any other rights or remedies which the Company may have for any such breach.

     7. Arbitration. Any controversy or claims arising out of or relating to this Agreement shall be submitted to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Waukesha County, Wisconsin, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. If the parties cannot agree on the choice of a single arbitrator within 15 days after receipt of a notice of arbitration, then the parties shall contact the chairperson of the Alternative Dispute Resolution section of the Wisconsin Bar, who shall select an independent arbitrator, and the arbitration shall be decided by such an arbitrator. right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief or a temporary protective order on the grounds that the arbitration award to which the applicant may be entitled may be rendered effective in the absence of such relief. The arbitration award shall be in writing, and shall specify the factual and legal bases for the award. The losing party shall pay all costs and expenses of the arbitrator.

     8. Notices. Any notice, request, approval, consent, demand, permission or other communication required or permitted by this Agreement shall be effective only if it is in a writing signed by the Party giving same and shall be deemed to have been sent, given and received only either a (a) when personally received by the intended recipient, or (b) three days after depositing in the United States Mail, registered or certified mail, return receipt requested, with first-class postage prepaid, addressed as follows:

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                    If  the  Employee:

                    Emil  H.  Soika
                    2040  Limerick  Lane
                    Brookfield,  WI  53045

                    If  to  the  Company:

                    Criticare  Systems,  Inc.
                    20925  Crossroads  Circle
                    Waukesha,  WI  53186
                    Attn:  President

          Or to such other address as the intended recipient may have theretofore specified by notice given to the sender as provided in this section.

     9. Assignability. This agreement requires the personal services of Employee, and Employee's rights or obligations hereunder may not be assigned or delegated except as set forth in this agreement. In the event of a sale of the stock of the Company, or consolidation or merger of the Company with or into another company or entity, or the sale of all or any substantial part of the assets of the Company to another corporation, entity or individual, the Company may assign this Agreement to any successor in interest and upon such assignment, Company shall have no further liability and the successor in interest shall be subject to all obligations and be entitled to enforce all rights of the Company under this Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

     10. Other Agreements. This Agreement contains the entire agreement between the Company and Employee with respect to the subject matter hereof, and merges and supersedes all prior agreements, understandings or negotiations whatsoever with respect to the subject matter hereof.

     11. Amendments and Waivers. No amendment to this Agreement or any waiver of any of its provisions shall be effective unless expressly stated in a writing signed by both parties. No delay or omission in the exercise of any right, power or remedy under or for this Agreement shall impair such right, power or remedy or be construed as a waiver of any breach. Any waiver of a breach of any provision of this Agreement shall not be treated as a waiver of any other provision of breach of any provision of this Agreement or of any subsequent breach of the same or any other provision of this Agreement.

     12. Severability. If any provision of this Agreement shall be held illegal, invalid or otherwise unenforceable under controlling law, the remaining provisions of this Agreement shall not be affected thereby but shall continue in effect.


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
     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Wisconsin.

                                   CRITICARE  SYSTEMS,  INC.

                                   By:  /s/  Higgins  G.  Bailey
                                        ------------------------
                                        Its  Chairman,  Compensation  Committee,
                                             Board  of  Directors

                                   EMPLOYEE

                                   /s/  Emil  H.  Soika
                                   --------------------
                                   Emil  H.  Soika


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